© Fifth Third Bank | All Rights Reserved 1Q14 Earnings Conference Call April 17, 2014 Refer to earnings release dated April 17, 2014 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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Net income available to common shareholders of $309MM ($0.36 per diluted share), vs. $383MM ($0.43 per share) in
4Q13 and $413MM ($0.46 per share) in 1Q13
Solid operating results in line with our expectations, including strong expense discipline as we adapt to changing business environment
Quarterly charge-offs elevated as a result of three larger commercial credits; otherwise portfolio trends unchanged
— 1Q14 net charge-offs of $168MM (0.76% of loans and leases) vs. $148MM (0.67% of loans and leases) in 4Q13
– 1Q14 included $60MM of charge-offs related to three loans
– 4Q13 included $43MM of charge-offs on a restructured loan
— Total nonperforming assets (NPA) of $949MM including loans held-for-sale, down $37MM, or 4%, from 4Q13;
NPA ratio of 1.05% down 5 bps from 4Q13, nonperforming loans ratio of 0.82% down 2 bps from 4Q13
Strong capital ratios
2
— Repurchased 8MM common shares in 1Q14; 4Q13 and 1Q14 transactions reduced average diluted share count by
23MM
— Tier 1 common ratio 9.51%
3
vs. 9.39% in 4Q13; Basel III pro forma estimate of ~9.1%
3
— Tier 1 risk-based capital ratio 10.45%, Total risk-based capital ratio 14.02%, Leverage ratio 9.65%
— Tangible common equity ratio
3
of 8.79% excluding unrealized gains/losses; 8.93% including them
— Book value per share of $16.27; tangible book value per share
1
of $13.40, up 6% from 1Q13
1Q14 in review
1
Assumes 35% marginal tax rate
2
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
Significant items in 1Q14 results
$ in MM, except per share data
Net income impact
After tax EPS
impact Pre-tax After tax
1
Valuation adjustment on Vantiv warrant ($36) ($23)
Litigation reserve charges ($51) ($33)
Total ($56) ~($0.07)
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.

© Fifth Third Bank | All Rights Reserved
Financial summary
Strong balance sheet growth and well-controlled expenses;
Income impacted by change in Vantiv warrant valuation and seasonal trends
Note: Numbers may not sum due to rounding and percentages in all of the tables in this presentation are calculated on actual dollar amounts not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix.
Actual Seq. YOY
($ in millions)
1Q13 4Q13 1Q14 $ % $ %
Average Balances
Total loans & leases
1
$85,903 $87,895 $89,530 $1,635 2% $3,627 4%
Core deposits
$84,920 $89,269 $91,512 $2,243 3% $6,592 8%
Income Statement Data
Net interest income (taxable equivalent) (NII) $893 $905 $898 ($7) (1%) $5 1%
Provision for loan and lease losses 62 53 69 16 31% 7 12%
Noninterest income 743 703 564 (139) (20%) (179) (24%)
Noninterest expense 978 989 950 (39) (4%) (28) (3%)
Net income attributable to Bancorp $422 $402 $318 ($84) (21%) ($104) (25%)
Net income available to common shareholders $413 $383 $309 ($74) (20%) ($104) (25%)
Financial Ratios
Earnings per share, diluted 0.46 0.43 0.36 ($0.07) (16%) ($0.10) (22%)
Net interest margin 3.42% 3.21% 3.22% 1bp - (20bps) (6%)
Efficiency ratio 59.8% 61.5% 64.9% 340bps 6% 510bps 9%
Return on average assets 1.41% 1.24% 1.00% (24bps) (20%) (41bps) (29%)
Return on average common equity 12.5% 10.8% 9.0% (180bps) (16%) (350bps) (28%)
Return on average tangible common equity
2
15.4% 13.1% 11.0% (210bps) (31%) (440bps) (41%)

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Balance sheet
• Average C&I loans up 4% sequentially and 11% from 1Q13
• Period end CRE loans up 1% sequentially;
second quarter of sequential CRE growth
• End of period commercial line utilization 30%;
up from 29% in 4Q13
• Average consumer loans flat sequentially and year-over-
year
• Lower production reduced average warehoused
residential mortgage loans held-for-sale to $645MM in
1Q14 versus $934MM in 4Q13
• Core deposit to loan ratio of 102%
– DDAs flat sequentially and up 7% from 1Q13
– Consumer average transaction deposits up 2%
sequentially and 3% year-over-year
– Commercial average transaction deposits up 3%
sequentially and 16% year-over-year
Average loan growth ($B)
Average core deposit growth ($B)
87
86
Note: Numbers may not sum due to rounding.
Excludes loans held-for-sale
88
92
85
87
90
87
89
86
50
51 51
51
53
36
36 37
36
36
1Q13 2Q13 3Q13 4Q13 1Q14
Commercial Loans Consumer Loans
29
30 31
31
31
51
51
51
53
55
5
5
5
5
6
1Q13 2Q13 3Q13 4Q13 1Q14
Demand IBT/Savings/MMDA Consumer CD/Core foreign
1
1
• Short-term wholesale borrowings represent <3% of total
funding

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Net interest income
NII and NIM (FTE)
•
Net interest income down $7MM from 4Q13
– Excluding the negative impact of day count, the benefits of higher balances in investment securities and commercial portfolio loans more than offset the effects of loan repricing, higher deposit balances, and debt issuances
• NIM increased 1 bp sequentially due to lower cash balances, day count, and the benefit of the 4Q13 TruPS redemption partially offset by the effects of loan repricing and debt issuances
• Year-over-year NII increased $5MM and NIM decreased 20 bps, driven by higher average loan balances, lower long-term debt expense, and run-off in higher-priced CDs, offset by the effects of lower asset yields
3.42%
3.33%
3.31%
3.21% 3.22%
$50
$150
$250
$350
$450
$550
$650
$750
$850
$950
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
1Q13 2Q13 3Q13 4Q13 1Q14
Net Interest Income ($MM) NIM
$893
$885
$898
$905
$898
Yield Analysis
1Q13 4Q13 1Q14
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 3.90% 3.46% 3.35%
(11) (55)
Commercial mortgage loans 3.63% 3.53% 3.43%
(10) (20)
Commercial construction loans 3.21% 3.46% 3.48%
2 27
Commercial leases 3.38% 3.10% 3.09%
(1) (29)
Residential mortgage loans 3.98% 3.88% 3.94%
6 (4)
Home equity 3.74% 3.62% 3.74%
12 -
Automobile loans 3.29% 2.96% 2.86%
(10) (43)
Credit card 9.67% 9.90% 9.90%
- 23
Other consumer loans and leases 46.77% 43.19% 39.93%
(326) (684)
Total loans and leases 4.04% 3.79% 3.72%
(7) (32)
Taxable securities 2.98% 3.32% 3.33%
1 35
Tax exempt securities 5.44% 5.65% 5.51%
(14) 7
Other short-term investments 0.26% 0.26% 0.26%
- -
Total interest-earning assets 3.84%
3.57% 3.58%
1 (26)
Total interest-bearing liabilities 0.59% 0.52% 0.51%
(1) (8)
Net interest spread 3.25% 3.05% 3.07%
2 (18)

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Noninterest income
Noninterest income
Note: Numbers may not sum due to rounding.
1 Net credit-related costs recognized in other noninterest income were $10MM of losses on OREO in 1Q14. This compares with net credit-related costs of $5MM in 4Q13 and $10MM in
1Q13.
Actual Seq. YOY
1Q13 4Q13 1Q14 $ % $ %
($ in millions)
Service charges on deposits $131 $142 $133 ($9) (7%) $2 2%
Corporate banking revenue 99 94 104 10 11% 5 6%
Mortgage banking net revenue 220 126 109 (17) (13%) (111) (50%)
Investment advisory revenue 100 98 102 4 4% 2 2%
Card and processing revenue 65 71 68 (3) (4%) 3 5%
Other noninterest income 109 170 41 (129) (76%) (68) (63%)
Securities gains, net 17 2 7 5 NM (10) (60%)
Securities gains (losses), net -
2 - - - - (2) (100%) non-qualifying hedges on MSRs
Total noninterest income $743 $703 $564 ($139) (20%) ($179) (24%)
• 1Q14 fee income reflected sequential growth in corporate banking revenue and investment advisory revenue, offset by lower mortgage banking net revenue and seasonally lower service charges on deposits and card and processing revenue.
• 1Q14 other noninterest income included a $36MM negative valuation adjustment on the Vantiv warrant and a $1MM positive valuation on the Visa total return swap.
– 4Q13 other noninterest income included $82MM of net gains on significant items, listed on page 9.
• Year-over-year growth in service charges on deposits due to deeper customer relationships across consumer and commercial platforms
1

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Noninterest expense
Noninterest expense
• 1Q14 results reflected disciplined expense management with lower compensation-related expense and benefits expense, despite a $24MM seasonal increase in FICA and unemployment tax expense
1Q14 noninterest expense included $51MM in litigation reserve charges and $4MM in severance expense.
Results also included provision for mortgage repurchases of $3MM
Note: Numbers may not sum due to rounding.
Actual
Seq. YOY
1Q13 4Q13 1Q14 $ %
$ %
($ in millions)
Salaries, wages and incentives $399 $388 $359 ($29) (7%) ($40) (10%)
Employee benefits
114 78 101 23 30% (13) (11%)
Net occupancy expense
79 77 80
3
3% 1 1%
Technology and communications 49 53 53 - 1% 4 8%
Equipment expense 28 29 30 1 1% 2 6%
Card and processing expense 31 37 31 (6) (15%) - -
Other noninterest expense 278 327 296 (31) (10%) 18       6%
Total noninterest expense $978 $989 $950
($39) (4%) ($28) (3%)
• 4Q13 results included $69MM in charges to increase litigation reserves, $8MM of debt extinguishment costs related to TruPS, $8MM contribution to the Fifth Third Foundation, and $8MM in severance expense. Results also included a $26MM benefit to the mortgage repurchase provision
• Sequential and year-over-year improvement in employee-related costs largely driven by reductions in mortgage and retail staffing

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Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 1Q14, 2Q13, and 1Q13 included the impact of $3MM, $20MM, and $22MMM, respectively in mortgage repurchase provision. 4Q13 and 3Q13 also included benefits to the mortgage repurchase provision of $28MM and $4MM, respectively. These impacts are reflected in “Credit-related items ” and “ Adjusted Efficiency Ratio ” listed above.
PPNR declined 17% sequentially, reflecting
impact of $83MM and $9MM in net detriments to
1Q14 and 4Q13, respectively. Excluding those
items, adjusted PPNR declined 5% from 4Q13,
driven by seasonal increase in FICA and
unemployment tax expense and lower mortgage
banking net revenue.
PPNR reconciliation
Efficiency ratio
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
Income before income taxes (U.S. GAAP) (a) $591 $841 $604 $561 $438
Add: Provision expense (U.S. GAAP) (b) 62 64 51 53 69
PPNR (a) + (b) $653 $905 $655 $614 $507
Adjustments to remove (benefit) / detriment²:
In noninterest income:
Gain from sales of Vantiv shares -            (242)         (85)            -            -
Vantiv warrant valuation (34)            (76)            (6)              (91)            36
Other Vantiv-related income -            -            -            (9)              -
Valuation of 2009 Visa total return swap 7               5               2               18             (1)
Sale of certain Fifth Third funds (7)              -            -            -            -
BOLI settlement -            (10)            -            -            -
Securities (gains) / losses (17)            -            (2)              (2)              (7)
In noninterest expense:
Debt extinguishment (gains) / losses -            -            -            8               -
Severance expense 3               1               5               8               4
Large bank assessment fees -            -            5               -            -
Gain on sale of affordable housing investments (9)              (2)              (1)              -            -
Donation to Fifth Third Foundation 3               -            -            8               -
Litigation reserve charges 9               51             30             69             51
Adjusted PPNR $608 $632 $603 $623 $590
Credit-related items:
In noninterest income 10             6               5               5               10
In noninterest expense 24             35             16             (12)            9
Credit-adjusted PPNR³
$642 $673 $624 $616 $609
$608
$632
$603
$623
$590
$0
$100
$200
$300
$400
$500
$600
$700
1Q13 2Q13 3Q13 4Q13 1Q14
Adjusted PPNR
PPNR     $653               $905              $655              $614              $507
60%
53%
59%
62%
65%
60% 60% 60%
61%
60%
1Q13 2Q13 3Q13 4Q13 1Q14
Efficiency Ratio Adjusted Efficiency Ratio

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Credit quality overview
Net charge-offs ($MM)
4Q13 and 1Q14 net charge-offs elevated;
broader portfolio still at low levels
NCO ratio
0.63% 0.51% 0.49% 0.67% 0.76%
HFI Nonperforming assets ($MM)
$1,210
$1,150
$1,014
$946
$980
NPAs down 22% from 1Q13;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
$470
$410
$414
$337
$379
Includes 1Q14 provision expense of $69MM;
reserve coverage levels remain among best-in-class.
Total delinquencies declined 28% from 1Q13;
remain at very low levels
NPA ratio   1.41%             1.32%            1.16%             1.10%             1.05%
78
105
79
67
65
70
63
$0
$25
$50
$75
$100
$125
$150
$175
1Q13 2Q13 3Q13 4Q13 1Q14
828
794
680
607
595
382
356
334
373
351
$0
$250
$500
$750
$1,000
$1,250
1Q13 2Q13 3Q13 4Q13 1Q14
Commercial Consumer
$0
$500
$1,000
$1,500
$2,000
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
1Q13 2Q13 3Q13 4Q13 1Q14
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases
306
258
258
276
243
164
152
156
103
94
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
1Q13 2Q13 3Q13 4Q13 1Q14
30-89 Days Past Due 90+  Days Past Due
Commercial Consumer
54
45 44
$1,783
$1,735
$1,677
$1,582
$1,483
2.08%
1.99%
1.92%
1.79%
1.65%

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NPL rollforward
Note: Numbers may not sum due to rounding.
NPL HFI Rollforward
Commercial
1Q13 2Q13 3Q13 4Q13 1Q14
697 639 623 521 458
Transfers to nonperforming 80 151 71 107 164
Transfers to performing (1) (6) (1) (1) (2)
Transfers to performing (restructured) (4) (7) (2) (2) (1)
Transfers from held for sale - - - - -
Transfers to held for sale (1) (2) - - -
Loans sold from portfolio (3) (2) (14) (19) (2)
Loan paydowns/payoffs (53) (80) (101) (61) (43)
Transfers to other real estate owned (27) (28) (14) (12) (7)
Charge-offs (54) (45) (44) (78) (105)
Draws/other extensions of credit 5 3 3 3 2
639 623 521 458 464
Consumer
1Q13 2Q13 3Q13 4Q13 1Q14
332 314 286 248 293
Transfers to nonperforming 124 116 95 165 93
Transfers to performing (26) (31) (30) (25) (28)
Transfers to performing (restructured) (29) (28) (24) (22) (22)
Transfers to held for sale - - - - -
Loans sold from portfolio - - - - -
Loan paydowns/payoffs (27) (33) (39) (24) (29)
Transfers to OREO/other repossessed property (17) (21) (28) (20) (24)
Charge-offs (46) (30) (13) (30) (15)
Draws/other extensions of credit 1 (1) 1 1 1
312 286 248 293 269
Total NPL 951 909 769 751 733
Total new nonaccrual loans - HFI 204 267 166 272 257
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

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Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Tier 1 common equity
1
Avg. Diluted Shares Outstanding (MM)
and Tangible Book Value per share
• 2014 CCAR plan not objected to by Federal Reserve Board
• Included the following potential actions for the period 2Q14-
1Q15, subject to Board approval and other factors:
Basel III
Est.
9.0%²
Basel III
Est.
9.1%²
EOP share impact
(MM)
Average share impact
(MM)
4Q13 1Q14 4Q13 1Q14 2Q14
$539MM ASR 4.3 - 4.3 - -
$200MM ASR 8.5 1.1 4.1 4.8 0.8
$456MM ASR 19.1 2.3 3.9 15.3 2.1
$99MM ASR - 4.6 - 2.8 1.8
31.9 8.0 12.3 22.9 4.7
2014 CCAR Plan
Impact of Share Repurchases
Basel III
Est.
9.5%²
9.7%
9.4%
9.9%
9.4%
9.5%
0%
2%
4%
6%
8%
10%
1Q13 2Q13 3Q13 4Q13 1Q14
913
901
888
878
858
$12.62
$12.69
$13.09
$13.00
$13.40
650
700
750
800
850
900
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
1Q13 2Q13 3Q13 4Q13 1Q14
Common Shares O/S TBV per share
– The potential increase in the quarterly common stock
dividend to $0.13 per share
– The potential repurchase of common shares in an amount
up to $669MM
– The additional ability to repurchase shares in the amount
of any after-tax gains from the sale of Vantiv, Inc. stock, if realized
• 2014 CCAR plan designed to maintain regulatory common
equity capital ratios generally at current levels
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.

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Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income
2
Net interest margin
2
Noninterest income
1
Noninterest expense
Pre-provision net revenue
1,2
ROA
1
Effective tax rate
1,2
Asset Quality:
Net charge-offs
Loan loss allowance
4
Nonperforming assets
4
Tier 1 common equity
3,6
Category
Fifth Third: Outlook
2014 Outlook
1
$87.0B
$82.9B
1
2013 results exclude a net $534MM benefit from gains on Vantiv share issuance and Vantiv warrants. 2014 outlook does not include potential but currently unforecasted items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance.
2
Presented on a fully-taxable equivalent basis.
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
4
Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
5
As a percentage of loans and leases
6
Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes generally stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.
2013-Adjusted
1
Outlook as of April 17, 2014;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid single digit growth
Mid single digit growth
Down ~$40MM (~0.50%
5
)
Lower vs. 4Q13
Down ~15% vs. 4Q13
$3.58B
3.32% (3.21% 4Q13)
$2.70B
$3.95B
$2.31B
~1.2%
~28.4%
9.39%
$501MM (0.58%
5
)
$1.6B (1.79%)
$980MM (1.10%)
~Consistent with 4Q13
Modest growth
~3.15% +/-
Down mid-to-high single digits
(up mid-single digits ex-mortgage)
Down mid-single digits
Up low-single digits
~1.15%
~27.0-27.5%

14 © Fifth Third Bank | All Rights Reserved Appendix

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Mortgage banking results
• 1Q14 mortgage components:
• Expect continued stronger mortgage servicing results due to higher rates
• Emphasis on purchase business continues to impact volumes
– 52% purchase volume in 1Q14 vs. 51% 4Q13
Mortgage originations ($B) and gain-on-sale margin
1
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain-on-sale margin represents gains on all loans originated for sale.
$233
$109
$220
$121
$126
1
169
150
74
60
41
61
62
63
64
62
(53)
(51)
(39)
(23) (22)
43
73
23
26
28
1Q13 2Q13 3Q13 4Q13 1Q14
Orig fees and gains on loan sales Gross servicing fees
Servicing rights amortization MSR valuation adjustments
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
$0
$1
$2
$3
$4
$5
$6
$7
$8
1Q13 2Q13 3Q13 1Q14
Originations for sale Originations HFI Margin
– MSR valuation adjustments of positive $28 million
– Partially offset by lower gain on sale revenue and gain on sale margin
4Q13

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Available and contingent borrowing capacity
(1Q14):
– FHLB ~$11B available, ~$12B total
– Federal Reserve ~$29B
Holding Company cash at 3/31/14: $2.4B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
21 months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
5%
$415
$500
$2,450
$600
2014 2015 2016 2017 2018 2019 2020 On
Demand
24%
Interest
checking
20%
Savings/
MMDA
23%
Consumer
time
3%
Foreign
Office
1%
Non-Core
3%
S-T
borrowings
2%
Other
liabilities
4%
Equity
11%
L-T debt
9%
$1,250
$500
$500
$500
2,312
2014 2015 2016 2017 2018 2019 2020 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
Deposits

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Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.7B were on accrual
status and $126MM were nonaccruals
— $1.3B of TDRs are current and have been on the
books 6 or more months; within that, ~$1.2B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 3Q13
Mortgage TDRs that are past due 60 days or more trend by vintage
$1.4B current consumer TDRs (%)
$1.3
billion
1
8%
8%
9%
11%
64%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
0%
5%
10%
15%
20%
25%
30%
35%
6 12 18
Months Since Modification
2008 2009 2010 2011 2012 2013
21%
35%
17%
12%
10%
5%
2008
2009
2010
2011
2012
2013
Mortgage TDR Volume by Vintage
Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
1

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Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 45% of total loans and 58% of net charge-offs
1Q14 NCOs included $60MM of charge-offs on three large
credits; 4Q13 included $43MM of charge-offs on a
restructured credit
• Leveraged loans of $4.8B in 1Q14, consistent with 4Q13 and
1Q13 (regulatory definitions regarding purpose, senior debt/
EBITDA >3x, total debt/EBITDA >4x)
* Excludes loans held-for-sale.
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
EOP Balance* $36,757 $37,856 $38,253 $39,316 $40,591
Avg Loans* $36,395 $37,630 $38,133 $38,835 $40,377
90+ days delinquent $1 - $3 - $1
as % of loans NM NM 0.01% NM NM
NPAs* $332 $361 $321 $290 $304
as % of loans 0.90% 0.95% 0.84% 0.74% 0.75%
Net charge-offs $25 $33 $44 $66 $97
as % of loans 0.28% 0.35% 0.46% 0.67% 0.97%
C&I
MI
8%
OH
14%
IN
5%
IL
12%
KY
3%
TN
5%
NC
4%
FL
7%
Accommodation
3%
Auto
Manufacturing
1%
Construction
3%
Finance &
Insurance
14%
Manufacturing
22%
Real Estate
3%
Retail Trade
4%
Auto Retailers
2%
Wholesale
Trade
10%
Other
38%
Other /
National
42%

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Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 9% of total loans and 2% of net charge-offs
• Owner occupied 1Q14 NCO ratio of 0.2%, non-owner occupied 1Q14
NCO ratio of 0.1%
• Loans from FL/MI represented 36% of portfolio loans and 36% of portfolio losses in 1Q14
* Excludes loans held-for-sale.
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
EOP Balance* $8,766 $8,443 $8,052 $8,066 $7,958
Avg Loans* $8,965 $8,618 $8,273 $8,047 $7,981
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $409 $355 $296 $252 $240
as % of loans 4.59% 4.15% 3.62% 3.09% 2.98%
Net charge-offs $26 $10 $2 $8 $3
as % of loans 1.18% 0.50% 0.14% 0.40% 0.16%
Commercial mortgage
Accommodation
7%
Auto
Manufacturing
<1%
Construction
5%
Finance &
Insurance
3%
Manufacturing
8%
Real Estate
38%
Retail Trade
5%
Auto Retailers
3%
Wholesale
Trade
4%
Other
27%
MI
23%
OH
26%
IN
5%
IL
10%
KY
3%
TN
2%
NC
5%
Other /
National
12%
FL
14%

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Commercial construction
Loans by geography Credit trends
Loans by industry Comments
• Commercial construction loans represented 1% of total loans and 3% of net charge-offs
• Loans from FL/MI represented 18% of portfolio loans
* Excludes loans held-for-sale.
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
EOP Balance* $694 $754 $875 $1,039 $1,218
Avg Loans* $695 $713 $793 $952 $1,116
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $78 $69 $62 $59 $46
as % of loans 11.12% 8.88% 6.86% 5.53% 3.68%
Net charge-offs $3 - ($2) $4 $5
as % of loans 1.44% (0.04%) (1.16%) 1.65% 1.66%
Commercial construction
MI
9%
OH
19%
IN
4%
IL
KY
2%
TN
4%
NC
6%
Other /
National
34%
FL
9%
Accommodation
3%
Construction
12%
Finance &
insurance
3%
Manufacturing
1%
Real estate
66%
Retail Trade
1%
Auto Retailers
1%
Wholesale
Trade
1%
Other
12%
13%

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Residential mortgage
1
st
liens: 100%; weighted average LTV: 72.8%
Weighted average origination FICO: 753
Origination FICO distribution:  <660 6%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 57%; Other^ 9%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 38%; 70.1-80 36%; 80.1-90 7%;
90.1-95 5%; >95 14%
Vintage distribution: 2014: 2%, 2013: 23%; 2012 23%; 2011 14%;
2010 8%; 2009 4%; 2008 4%; 2007 4%; 2006 4%; 2005 7%; 2004
and prior 7%
15% originated through 3  party; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and
9% of net charge-offs
• FL portfolio 13% of residential mortgage loans and 16% of
portfolio losses; MI portfolio 15% of residential mortgage loans and 9% of portfolio losses
MI
15%
OH
25%
IN
8%
IL
13%
KY
6%
TN
2%
NC
5%
Other /
National
13%
FL
13%
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
EOP Balance* $12,091 $12,400 $12,534 $12,680 $12,626
Avg Loans* $12,096 $12,260 $12,486 $12,609 $12,659
90+ days delinquent $74 $71 $73 $66 $56
as % of loans 0.61% 0.57% 0.58% 0.52% 0.44%
NPAs* $275 $255 $229 $223 $201
as % of loans 2.27% 2.06% 1.83% 1.76% 1.59%
Net charge-offs $20 $15 $12 $13 $15
as % of loans 0.69% 0.48% 0.39% 0.39% 0.49%
Residential mortgage
rd

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Approximately 13% of portfolio in broker product generated 33% total loss
Approximately one third of Fifth Third 2 nd liens are behind Fifth Third
1 st liens
2005/2006 vintages represent approximately 25% of portfolio; account for 44% of losses
Home equity
1 st liens: 34%; 2nd liens: 66%
Weighted average origination FICO: 752
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 53%; Other 9%
Average CLTV: 73%; Origination CLTV distribution: <=70 41%; 70.1-
80 23%; 80.1-90 18%; 90.1-95 6%; >95 12%
Vintage distribution: 2014: 2%, 2013: 7%; 2012 4%; 2011 3%; 2010
3%; 2009 3%; 2008 9%; 2007 9%; 2006 13%; 2005 12%; 2004 and
prior 35%
% through broker channels: 13% WA FICO: 734 brokered, 754 direct;
WA CLTV: 88% brokered; 70% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
EOP Balance* $1,321 $1,275 $1,231 $1,190 $1,155
90+ days delinquent $13 $11 $11 - -
as % of loans 1.02% 0.89% 0.88% NM NM
Net charge-offs $10 $7 $6 $8 $5
as % of loans 3.08% 2.30% 1.91% 2.81% 1.85%
Home equity - brokered
($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14
EOP Balance* $8,406 $8,256 $8,125 $8,056 $7,970
90+ days delinquent $40 $37 $35 - -
as % of loans 0.47% 0.44% 0.43% NM NM
Net charge-offs $20 $16 $13 $18 $11
as % of loans 0.93% 0.76% 0.64% 0.87% 0.55%
Home equity - direct
MI
22%
OH
25%
IN
10%
IL
13%
KY
7%
TN
2%
NC
1%
Other
17%
FL
3%
MI
19%
OH
36%
IN
8%
IL
13%
KY
7%
TN
1%
NC
5%
Other
2%
FL
9%
– 4Q13 included $6 million of additional charge-offs and $46 million of additional NPAs due to a change in policy on home equity
nonaccruals
Home equity loans represented 10% of total loans and 10% of net charge-offs

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013  2013  2013  2013
Income before income taxes (U.S. GAAP) $438 $561 $604 $841 $591
Add: Provision expense (U.S. GAAP) 69  53 51  64  62
Pre-provision net revenue (a) 507 614 655 905 653
Net income available to common shareholders (U.S. GAAP) 309                             383                             421                             582                             413
Add: Intangible amortization, net of tax 1  1                                 1                                 1                                 1
Tangible net income available to common shareholders 310                             384                             422                             583                             414
Tangible net income available to common shareholders (annualized) (b) 1,257                         1,523                         1,674                         2,338                         1,679
Average Bancorp shareholders' equity (U.S. GAAP) 14,862                       14,757                       14,440                       14,221                       13,779
Less: Average preferred stock (1,034)                        (703)                           (593)                           (717)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets (19)                              (20)                              (22)                              (24)                              (26)
Average tangible common equity (c) 11,393                       11,618                       11,409                       11,064                       10,939
Total Bancorp shareholders' equity (U.S. GAAP) 14,826                       14,589                       14,641                       14,239                       13,882
Less:  Preferred stock (1,034)                        (1,034)                        (593)                           (991)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (18)                              (19)                              (21)                              (23)                              (25)
Tangible common equity, including unrealized gains / losses (d) 11,358                       11,120                       11,611                       10,809                       11,043
Less: Accumulated other comprehensive income (196)                           (82)                              (218)                           (149)                           (333)
Tangible common equity, excluding unrealized gains / losses (e) 11,162                       11,038                       11,393                       10,660                       10,710
Total assets (U.S. GAAP) 129,654                     130,443                     125,673                     123,360                     121,382
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (18)                              (19)                              (21)                              (23)                              (25)
Tangible assets, including unrealized gains / losses (f) 127,220                     128,008                     123,236                     120,921                     118,941
Less: Accumulated other comprehensive income / loss, before tax (302)                           (126)                           (335)                           (229)                           (512)
Tangible assets, excluding unrealized gains / losses (g) 126,918                     127,882                     122,901                     120,692                     118,429
Common shares outstanding (h) 848                             855                             887                             851                             875
Ratios:
Return on average tangible common equity (b) / (c) 11.0% 13.1% 14.7% 21.1% 15.4%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.79% 8.63% 9.27% 8.83% 9.03%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.93% 8.69% 9.42% 8.94% 9.28%
Tangible book value per share (d) / (h) 13.40 13.00 13.09 12.69 12.62
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March
2014 2013 2013 2013 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,826 $14,589 $14,641 $14,239 $13,882
Goodwill and certain other intangibles (2,490) (2,492) (2,492) (2,496) (2,504)
Unrealized gains (196) (82) (219) (149) (333)
Qualifying trust preferred securities 60 60 810 810 810
Other (18) 19 21 22 23
Tier I capital 12,182 12,094 12,762 12,426 11,878
Less: Preferred stock (1,034) (1,034) (593) (991) (398)
Qualifying trust preferred securities (60) (60) (810) (810) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1) (37) (39) (38) (38)
Tier I common equity (a) 11,087 10,963 11,320 10,587 10,632
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,622 116,736 114,544 112,285 109,626
Ratio:
Tier I common equity (a) / (b) 9.51% 9.39% 9.88% 9.43% 9.70%
Basel III - Estimated Tier 1 common equity ratio
March December September
2014 2013 2013
Tier 1 common equity (Basel I) $11,087 $10,963 $11,320
Add: Adjustment related to capital components $99 $82 $88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,186 $11,045 $11,408
Add: Adjustment related to AOCI $196 $82 $218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,382 $11,127 $11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,659 122,851 120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.12% 8.99% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.28% 9.06% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustme include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures t securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain threshold a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended